UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

Del Frisco’s Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail

Irving, TX 75063

(Address of principal executive offices, including zip code)

(469) 913-1845

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 12, 2018, Del Frisco’s Restaurant Group, Inc. (the “Company”) issued a recasting of its financial results for the fiscal year ended December 26, 2017 to reflect a change to its fiscal quarter reporting calendar, which is now comprised of four equal quarters of 13 weeks.

The information in this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Unaudited Pro Forma financial information [for the fiscal year ended December 26, 2017] issued by the Company, dated March 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date:	March 12, 2018	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma financial information [for the fiscal year ended December 26, 2017] issued by Del Frisco’s Restaurant Group, Inc., dated March 12, 2018